Wyoming Secretary of State
State Capitol Building, Room 110
200 West 24th Street
Cheyenne, WY 82002-0020
Ph. 307.777.7311
Fax 307.777.5339
Email: business@state.wy.us

Max Maxfield, WY Secretary of State
FILED: 03/05/2013 12:51 PM
ID: 2013-000639084

Profit Corporation
Articles of Continuance

Pursuant to W.S. 17-16-1810 of the Wyoming Business Corporation Act, the undersigned hereby submits the following Articles of Continuance:

1. Corporation name:

Mammoth Energy Group, Inc.

2. Incorporated under the laws of: Nevada
(State or country of organization)

3. Date of incorporation: 02/27/2006
(Date – mm/dd/yyyy)

4. Period of duration: Perpetual

(This is referring to the length of time the corporation intends to exist and not the length of time it has been in existence. The most common term used is "perpetual." You may refer to your Articles of Incorporation or contact the Corporations Division in your state of incorporation for your period of duration.)

5. Mailing address of the corporation:

545 Eighth Avenue
Suite 401
New York, NY 10018

6. Principal office address:

545 Eighth Avenue
Suite 401
New York, NY 10018

7. Name and physical address of its registered agent:
(The registered agent may be an individual resident in Wyoming, a domestic or foreign entity authorized to transact business in Wyoming, having a business office identical with such registered office. ***The registered agent must have a physical address in Wyoming.*** *A Post Office Box or Drop Box is not acceptable. If the registered office includes a suite number, it must be included in the registered office address.)*

Received MAR - 1 2013 Secretary of State Wyoming

Nevada Processing Center, Inc.
702 S. Brooks Avenue
Gillette, WY 82716

8. Purpose of the corporation which it proposes to pursue in the transaction of business in this state:

Any legal business and tax structure

9. Names and respective addresses of its officers and directors:

Office	Name / Address
President	William Lieberman, PO Box 30211, Las Vegas, NV 89173
Vice President	
Secretary	Samir Ahshrup, PO Box 30211, Las Vegas, NV 89173
Treasurer	Samir Ahshrup, PO Box 30211, Las Vegas, NV 89173
Director	William Lieberman, PO Box 30211, Las Vegas, NV 89173
Director	
Director	

10. Aggregate number of shares or other ownership units which it has the authority to issue, itemized by classes, par value of shares, shares without par value and series, if any, within a class:

Number of Shares	Class	Series	Par Value per Share
15.000.000.000	Common		$0.0001

11. Aggregate number of issued shares or other ownership units itemized by classes, par value of shares, shares without par value and series, if any, within a class:

Number of Shares	Class	Series	Par Value per Share
13,020,172,620	Common		$0.0001

12. The corporation accepts the constitution of the state of Wyoming in compliance with the requirement of Article 10, Section 5 of the Wyoming Constitution.

Signature: [signature]

Date: 02/13/2013 *(mm/dd/yyyy)*

Print Name: William Lieberman

Title: President/Director

Contact Person: Sara Moore

Daytime Phone Number: (702) 253-7499

Email: sara@npcworld.com

State of New York
County of New York

Subscribed and sworn to before me this 13th day of FEB, 2013.

by Michael Yorio

[signature]

Notary Public

SEAL

MICHAEL YORIO
Notary Public, State of New York
No. 01YO6260718
Qualified in Nassau County
Commission Expires April 30, 2016

My commission expires: ______________

130202

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Certificate of Dissolution

(PURSUANT TO NRS 78.580)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Dissolution
For a Nevada Profit Corporation
Before or After Issuance of Stock and After Beginning of Business
(Pursuant to NRS 78.580)

1. Name of corporation:

Mammoth Energy Group, Inc.

2. The resolution to dissolve said corporation has been approved by the directors or both the directors and stockholders as provided in NRS 78.580(1) and (2). The names and addresses of the **president, secretary, treasurer and all directors*** are:

William Lieberman Name of **president**	545 Eighth Avenue, Suite 401, New York, NY 10018 Address
Samir Ahshrup Name of **secretary**	545 Eighth Avenue, Suite 401, New York, NY 10018 Address
Samir Ahshrup Name of **treasurer**	545 Eighth Avenue, Suite 401, New York, NY 10018 Address
William Lieberman Name of **director**	545 Eighth Avenue, Suite 401, New York, NY 10018 Address
Name of **additional director, if any**	Address

3. Effective date and time of dissolution: (optional) Date: Time:

(must not be later than 90 days after the certificate is filed)

4. Signature: (required)

X [signature]

Signature of Officer

February 13, 2013
Date

*attach a plain 8 1/2" x 11" sheet to list additional directors.

FILING FEE: $100.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

MAMMOTH ENERGY GROUP, INC.

545 EIGHTH AVENUE, SUITE 401, NEW YORK, NY 10018

This meeting of the Board of Directors and Shareholders of Mammoth Energy Group, Inc. was held in the offices of the company on February 13, 2013.

RESOLVED: That all present on the Board and 100% ownership of the stock by Shareholders hereby authorize a transfer to continue existence of the Corporation (Mammoth Energy Group, Inc.) into Wyoming.

RESOLVED: Once the Corporation is continued into Wyoming, the Corporation will be dissolved in Nevada.

There being no further business, the meeting was adjourned.

William Lieberman, President

2/13/2013
Date

STATE OF NEVADA

ROSS MILLER
Secretary of State

SCOTT W. ANDERSON
Deputy Secretary
for Commercial Recordings

OFFICE OF THE
SECRETARY OF STATE

Certified Copy

February 27, 2013

Job Number: C20130213-2993
Reference Number: 00003814767-46
Expedite:
Through Date:

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number(s)	Description	Number of Pages
20060120308-92	Articles of Incorporation	2 Pages/1 Copies

Respectfully,

ROSS MILLER
Secretary of State

Certified By: G Ramos
Certificate Number: C20130213-2993
You may verify this certificate
online at **http://www.nvsos.gov/**

Commercial Recording Division
202 N. Carson Street
Carson City, Nevada 89701-4069
Telephone (775) 684-5708
Fax (775) 684-7138

DEAN HELLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Entity # E0139932006-7
Document Number: 20060120308-92

Date Filed: 2/27/2006 3:57:46 PM
In the office of
Dean Heller
Secretary of State

Articles of Incorporation
(PURSUANT TO NRS 78)

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation:	VISION DYNAMICS INC.
2. Resident Agent Name and Street Address: (must be a Nevada address where process may be served)	NEVADA CORPORATE SERVICES, INC. Name 8883 W. Flamingo Rd., Suite 102, Las Vegas (City) NEVADA 89147 (Zip Code) Street Address Optional Mailing Address / City / State / Zip Code
3. Shares: (number of shares corporation authorized to issue)	(see attached for more details regarding shares) Number of shares with par value: 1,000,000,000 Par value: $0.001 Number of shares without par value: N/A
4. Names & Addresses, of Board of Directors/Trustees: (attach additional page if there is more than 3 directors/trustees)	1. JACK UPTON Name 21034 RIVERVIEW DRIVE (Street Address) HOPE (City) BRITISH COLUMBIA (State) V0X1L1 (Zip Code) 2. JOE OVERKASH Name N20 BROOKSTOWN, SUITE #30, (Street Address) WINSTON-SALEM (City) NORTH CAROLINA (State) 27101 (Zip Code) 3. JAY WILLIAM RITTINGER Name #2 - 2743 KLO ROAD (Street Address) KELOWNA, (City) BRITISH COLUMBIA (State) V1W4S1 (Zip Code)
5. Purpose: (optional-see instructions)	The purpose of this Corporation shall be: Any and all legal business activity
6. Names, Address and Signature of Incorporator: (attach additional page if there is more than 1 incorporator)	JACK UPTON Name / Signature [signature] 21034 RIVERVIEW DRIVE (Address) HOPE (City) BRITISH COLUMBIA (State) V0X1L1 (Zip Code)
7. Certificate of Acceptance of Appointment of Resident Agent:	I hereby accept appointment as Resident Agent for the above named corporation. [signature] 2-21-06 Authorized Signature of R.A. or On Behalf of R.A. Company / Date

This form must be accompanied by appropriate fees.

Nevada Secretary of State Form 78 ARTICLES 2003
Revised on: 10/01/03

Schedule to Articles of Incorporation

Shares

The classes and maximum number of shares that Vision Dynamics Inc. (the "Corporation") is authorized to issue is 999,000,000 Class "A" common shares and 1,000,000 Class "C" preferred shares.

The rights, privileges, restrictions and conditions for Class "A" common shares and Class "C" preferred shares are as follows:

A) The holders of the Class "A" common shares shall be entitled to receive notice of and to attend any meeting of the shareholders of the Corporation and shall be entitled to one vote thereat for each Class "A" common share then held by them respectively.

B) The Class "C" preferred shares may at any time, or from time to time, be issued in one or more series, each series to consist of such number of shares as may, before their issuance, be determined by resolution of the directors of the Corporation.

The directors of the Corporation may, by ordinary resolution, fix from time to time before their issuance the designation, rights, privileges, restrictions and conditions attaching to the Class "C" preferred shares of each series including, without limiting the generality of the foregoing, the rate or amount of dividends or the method of calculating dividends, the dates of payment of dividends, the redemption or purchase prices and terms and conditions of redemption or purchase, any voting rights, any conversion rights and any other provisions.

The Class "C" preferred shares of each series will rank, with respect to both dividends and return of capital, in priority to all other shares of the Corporation. The Class "C" preferred shares of any series may also be given such other preference over the common shares, and over any other shares of the Corporation ranking junior to the preferred shares, as may be fixed by the directors, provided that no rights, privileges, restrictions or conditions attached to a series of shares will confer on a series a priority in respect of dividends or return of capital over any other series of shares of the same class that are then outstanding.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Conversion
(PURSUANT TO NRS 92A.205)
Page 1

Entity #
E0139932006-7
Document Number:
20060120307-81

Date Filed:
2/27/2006 3:57:46 PM
In the office of

Dean Heller
Secretary of State

ABOVE SPACE IS FOR OFFICE USE ONLY

Articles of Conversion
(Pursuant to NRS 92A.205)

1. Name and jurisdiction of organization of constituent entity and resulting entity:

TECHNIGEN CORPORATION
Name of *constituent* entity

Laws of Canada — Jurisdiction
Corporation — Entity type *

and,

VISION DYNAMICS INC.
Name of *resulting* entity

Laws of Nevada State — Jurisdiction
Corporation — Entity type *

2. A plan of conversion has been adopted by the constituent entity in compliance with the law of the jurisdiction governing the constituent entity.

3. Location of plan of conversion: (check one)

[X] The entire plan of conversion is attached to these articles.

[ ] The complete executed plan of conversion is on file at the registered office or principal place of business of the resulting entity.

[ ] The complete executed plan of conversion for the resulting *domestic limited partnership* is on file at the records office required by NRS 88.330.

* corporation, limited partnership, limited-liability limited partnership, limited-liability company or business trust.

This form must be accompanied by appropriate fees.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Conversion
(PURSUANT TO NRS 92A.205)

Page 2

ABOVE SPACE IS FOR OFFICE USE ONLY

4. **Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the resulting entity in the conversion):**

Attn: Richard Fritzler
c/o: Nevada Corporate Services, Inc.
8883 W. Flamingo Rd., Suite 102
Las Vegas, Nevada 89147

5. **Effective date of conversion (optional) (not to exceed 90 days after the articles are filed pursuant to NRS 92A.240)*:** ______

6. **Signatures – must be signed by each foreign and domestic constituent entity as follows:**

An officer of each corporation whether or not for profit; all general partners of each limited partnership or limited-liability limited partnership; a manager of each a limited-liability company with managers or by one member if without managers; a trustee of a business trust; a managing partner of a limited-liability partnership; by one partner of a general partnership.

TECHNIGEN CORPORATION
Name of *constituent* entity

Signature	**Title**	**Date**
[signature]	DIRECTOR	13/12/2005

* Pursuant to NRS 92A.205(4) if the conversion takes effect on a later date specified in the articles of conversion pursuant to NRS 92A.240, the constituent document filed with the Secretary of State pursuant to paragraph (b) subsection 1 must state the name and the jurisdiction of the constituent entity and that the existence of the resulting entity does not begin until the later date. **<u>This statement must be included within the resulting entity's articles.</u>**

Filing Fee $350.00

This form must be accompanied by appropriate fees.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Entity #
E0139932006-7
Document Number:
20060320490-46
Date Filed:
5/22/2006 9:00:52 AM
In the office of
[signature]
Dean Heller
Secretary of State

Certificate of Amendment
(PURSUANT TO NRS 78.385 and 78.390)

Important: Read attached instructions before completing form. ABOVE

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation: VISION DYNAMICS, INC.

2. The articles have been amended as follows (provide article numbers, if available):
ARTICLE 1 IS HEREBY AMENDED AND SHALL READ IN ITS ENTIRETY:

NAME OF CORPORATION: MAMMOTH ENERGY GROUP, INC.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: 51%*

4. Effective date of filing (optional): ______
(must not be later than 90 days after the certificate is filed)

5. Officer Signature (required): [signature], President

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

Wyoming

Wyoming Secretary of State
State Capitol Building, Room 110
200 West 24th Street
Cheyenne, WY 82002-0020
Ph. 307.777.7311
Fax 307.777.5339
Email: business@state.wy.us

Consent to Appointment by Registered Agent

I, Nevada Processing Center, Inc. , registered office located at
(name of registered agent)

702 S. Brooks Avenue
Gillette, WY 82716

voluntarily consent to serve

* ***(registered office physical address, city, state & zip)***

as the registered agent for Mammoth Energy Group, Inc.
(name of business entity)

I hereby certify that I am in compliance with the requirements of W.S. 17-28-101 through W.S. 17-28-111.

Signature: Sara Moore **Date:** 02/14/2013
(Shall be executed by the registered agent.) *(mm/dd/yyyy)*

Print Name: Sara Moore Daytime Phone: (702) 253-7499

Title: President Email: sara@npcworld.com

Registered Agent Mailing Address (if different than above): PO Box 30211
Las Vegas, NV 89173

***If this is a new address, complete the following:**

Previous Registered Office(s):

I hereby certify that:

- After the changes are made, the street address of my registered office and business office will be identical.
- This change affects every entity served by me and I have notified each entity of the registered office change.
- I certify that the above information is correct and I am in compliance with the requirements of W.S. 17-28-101 through W.S. 17-28-111.

Signature: ______________________ **Date:**
(Shall be executed by the registered agent.) *(mm/dd/yyyy)*

Checklist
☑ Submit one **originally signed** consent to appointment and one exact photocopy.

STATE OF WYOMING
Office of the Secretary of State

I, MAX MAXFIELD, Secretary of State of the State of Wyoming, do hereby certify that

Mammoth Energy Group, Inc.

an entity originally organized under the laws of Nevada on February 27, 2006, did on March 5, 2013 apply for a Certificate of Registration and filed Articles of Continuance in the office of the Secretary of State of State of Wyoming.

I further certify that **Mammoth Energy Group, Inc.** renounced its jurisdiction of formation and is now formed under the laws of the State of Wyoming in accordance with Wyoming statutes.

I have affixed hereto the Great Seal of the State of Wyoming and duly executed this official certificate at Cheyenne, Wyoming on this **5th** day of **March**, **2013**.

Secretary of State

By: Bryci Achter

Filed Date: 03/05/2013